UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 17, 2007

CNH EQUIPMENT TRUST 2007-B

CNH CAPITAL RECEIVABLES LLC

CNH Capital America LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-130656	39-1995297 (CNH Capital Receivables LLC)
333-130656-04	20-7550925 (CNH Equipment Trust 2007-B)
(Commission File Number)	(IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2a Asset Backed Notes, Class A-2b Asset Backed Notes, Class A-3a Asset Backed Notes, Class A-3b Asset Backed Notes, Class A-4 Asset Backed Notes and Class B Asset Backed Notes (collectively, the “Notes”) by CNH Equipment Trust 2007-B, described in the Prospectus dated September 11, 2007 and the Prospectus Supplement dated September 12, 2007.

Item 9.01.             Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Document Description

5.1	Opinion of Greenberg Traurig, LLP with respect to legality

8.1	Opinion of Greenberg Traurig, LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

	By:	/s/ Thomas N. Beckmann
	Name:	Thomas N. Beckmann
	Title:	Assistant Treasurer

Dated: September 17, 2007

INDEX TO EXHIBITS

Exhibit No.	Document Description

5.1	Opinion of Greenberg Traurig, LLP with respect to legality

8.1	Opinion of Greenberg Traurig, LLP with respect to tax matters